                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2006

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

               Delaware                    1-14120                 52-1611421
      (State or other jurisdiction (Commission File Number)    (I.R.S. Employer
           of incorporation)                                 Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTOR.

     On July 21, 2006,  Stephen K. Necessary  notified the Board of Directors of the Company that he will resign as a Class III Director of the Company effective as of September 30, 2006. Mr. Necessary noted that his decision was for personal reasons and not due to any disagreement  with the Company on any matter relating to the Company's  operations,  policies or practices.  Mr.  Necessary has been a director of the Company since  December  2004, and is a member of the Nominating and Compensation Committees of the Company's Board of Directors.

     The  Company  will  begin a  search  to fill  the  vacancy  created  by Mr.
Necessary's  resignation as soon as practicable.  James A. Luksch, the Company's
Chief  Executive  Officer and Chairman of the Board of Directors,  expressed the
Board's  and the  Company's  thanks  to Mr.  Necessary  for his  service  to the
Company.

Forward Looking Statements
This  report  contains  forward-looking  statements  within  the  meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements. There are a number of  factors  that may cause  actual  results  to differ  from these forward-looking  statements,  including  the  success  of  marketing  and  sales strategies and new product development,  the price of raw materials, and general economic  and  business  conditions.  Other  risks  and  uncertainties  that may materially  affect the Company are provided in the Company's  annual  reports to shareholders  and the Company's  periodic  reports filed with the Securities and
Exchange Commission from time to time, including reports on Forms 10-K and 10-Q.
Please refer to these  documents  for a more thorough  description  of these and other risk factors.

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                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By: /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President and
                                         Chief Financial Officer

Date: July 27, 2006

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